                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                        Date of report: November 16, 2000
                   Newcourt Equipment Trust Securities 1999-1


 A New York                     Commission File                 I.R.S. Employer
 Corporation                    No. 108-2255                     No. 13-7135550

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                         Telephone Number (973) 740-5408

NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: NOVEMBER 16, 2000     PAYMENT DATE: NOVEMBER 20, 2000
COLLECTION PERIOD:  OCTOBER 31, 2000

Item 5. Other

I.    INFORMATION REGARDING THE CONTRACTS
  1.  CONTRACT POOL PRINCIPAL BALANCE
      a.    Beginning of Collection Period                              $1,114,231,719.35
      b.    End of Collection Period                                    $1,072,578,534.32
      c.    Reduction for Collection Period                             $   41,653,185.03
  2.  DELINQUENT SCHEDULED PAYMENTS
      a.    Beginning of Collection Period                              $   19,877,264.59
      b.    End of Collection Period                                    $   18,390,052.49
  3.  LIQUIDATED CONTRACTS
      a.    Number of Liquidated Contracts                                            312
            with respect to Collection Period
      b.    Required Payoff Amounts of Liquidated Contracts             $    5,122,305.57
      c.    Total Reserve for Liquidation Expenses                      $             -
      d.    Total Liquidation Proceeds Received (1)                     $    1,644,593.29
      e.    Liquidation Proceeds Allocated to Owner Trust               $    1,644,593.29
      f.    Liquidation Proceeds Allocated to Depositor                 $             -
      g.    Current Realized Losses                                     $    3,477,712.28
  4.  PREPAID CONTACTS
      a.    Number of Prepaid Contracts with respect                                1,151
            to Collection Period
      b.    Required Payoff Amounts of Prepaid Contracts                $    4,753,824.73
  5.  PURCHASED CONTRACTS (BY TCC)
      a.    Number of Contracts Purchased by TCC with                                   2
            respect to Collection Period
      b.    Required Payoff Amounts of Purchased Contracts              $       59,609.57


  6.  DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                               ---------------------------------------------------------------------------------------------
                                                                                                           % OF AGGREGATE
                                 NUMBER OF                 % OF                AGGREGATE REQUIRED           REQUIRED PAYOFF
                                 CONTRACTS              CONTRACTS                PAYOFF AMOUNTS                 AMOUNTS
                               ---------------------------------------------------------------------------------------------
      a.    Current                65,671                 91.66%                1,002,419,081.14                91.88%
      b.    31-60 days              3,291                  4.59%                   47,087,236.80                 4.32%
      c.    61-90 days              1,291                  1.80%                   18,794,436.37                 1.72%
      d.    91-120 days               624                  0.87%                   11,943,738.13                 1.09%
      e.    120+ days                 772                  1.08%                   10,724,094.37                 0.98%
      f.    Total                  71,649                100.00%                1,090,968,586.81               100.00%



  7.  HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS


         --------------------------------------------------------------------------------------------------------------------

                                     % OF                      % OF                     % OF                     % OF
                                  AGGREGATE                 AGGREGATE                AGGREGATE                 AGGREGATE
                               REQUIRED PAYOFF           REQUIRED PAYOFF          REQUIRED PAYOFF           REQUIRED PAYOFF
                                   AMOUNTS                   AMOUNTS                  AMOUNTS                   AMOUNTS
            COLLECTION
              PERIODS        31-60 DAYS PAST DUE       61-90 DAYS PAST DUE      91-120 DAYS PAST DUE      120+ DAYS PAST DUE
         -------------------------------------------------------------------------------------------------------------------

             10/31/00               4.32%                     1.72%                    1.09%                     0.98%
              9/30/00               4.39%                     2.61%                    0.84%                     1.03%
              8/31/00               4.88%                     1.74%                    0.91%                     0.97%
              7/31/00               4.62%                     1.53%                    1.43%                     1.13%
              6/30/00               5.33%                     1.62%                    0.65%                     1.59%
              5/31/00               4.46%                     1.34%                    1.58%                     1.14%
              4/30/00               4.98%                     2.18%                    1.14%                     1.00%
              3/31/00               4.75%                     1.85%                    0.64%                     1.57%
              2/29/00               5.79%                     1.90%                    0.98%                     1.42%
              1/31/00               4.48%                     2.09%                    1.06%                     1.31%
             12/31/99               5.04%                     1.44%                    1.08%                     1.14%
             11/30/99               4.25%                     1.36%                    0.61%                     1.10%
             10/31/99               3.70%                     1.22%                    0.79%                     1.05%
              9/30/99               3.65%                     1.06%                    0.98%                     0.35%
              8/31/99               3.34%                     2.02%                    0.49%                     0.01%

  8.  HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS


                                       ------------------------------------------------------------------------------
                                           COLLECTION        3 COLLECTION     COLLECTION PERIODS   CUMULATIVE SINCE
                                             PERIOD         PERIODS ENDING         ENDING            CUT-OFF DATE
                                           OCTOBER-00         OCTOBER-00         OCTOBER-00
                                       ------------------------------------------------------------------------------

 a.    Number of Liquidated                   312               1,105              1,896                 3,559
       Contracts
 b.    Number of Liquidated                  0.362%             1.282%             2.199%               4.129%
       Contracts as a Percentage
       of Initial Contracts
 c.    Required Payoff Amounts of         5,122,305.57      22,282,641.28      43,139,953.33         78,537,636.64
       Liquidated Contracts
 d.    Liquidation Proceeds Allocated     1,644,593.29      10,407,163.88      18,772,193.44         26,001,917.25
       to Owner Trust
 e.    Aggregate Current Realized         3,477,712.28      11,875,477.40      24,367,759.89         52,535,719.39
       Losses
 f.    Aggregate Current Realized            0.189%             0.647%             1.327%               2.862%
       Losses as a Percentage of
       Cut-off Date Contract Pool
       Principal Balance




II. INFORMATION REGARDING THE SECURITIES

    1. SUMMARY OF BALANCE INFORMATION

         ----------------------------------------------------------------------------------------------------------------------

                                     PRINCIPAL BALANCE AS OF  CLASS FACTOR AS OF  PRINCIPAL BALANCE AS OF   CLASS FACTORS AS OF
                  CLASS     COUPON      NOVEMBER 20, 2000     NOVEMBER 20, 2000      OCTOBER 20, 2000         OCTOBER 20, 2000
                             RATE          PAYMENT DATE          PAYMENT DATE          PAYMENT DATE             PAYMENT DATE

         -----------------------------------------------------------------------------------------------------------------------
       a. Class A-1 Notes   5.9713%            $0.00                0.00000                 $0.00                  0.00000
       b. Class A-2 Notes   6.3100%            $0.00                0.00000                 $0.00                  0.00000
       c. Class A-3 Notes   6.9200%       $611,746,184.52           0.90059            $648,158,024.32             0.95420
       d. Class A-4 Notes   7.1800%       $318,523,103.00           1.00000            $318,523,103.00             1.00000
       e. Class A-5 Notes   6.9900%        $42,202,274.46           0.62980            $43,556,002.97              0.65000
       f. Class B Notes     7.0700%        $17,876,666.43           0.77900            $18,570,900.07              0.80925
       g. Class C Notes     7.2100%        $39,327,164.54           0.77897            $40,854,420.22              0.80922
       h. Class D Notes     7.9600%        $42,903,141.37           0.77898            $44,569,268.78              0.80923
       I. Total               N.A.       $1,072,578,534.32          0.58424           $1,114,231,719.35            0.60692


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,072,578,534.32 and the CCA Balance is
      61,670,068.71

  2. TOTAL PRINCIPAL PAYMENT
     a.    Principal Balance of Notes
           (End of Prior Collection Period)                                               $ 1,114,231,719.35
     b.    Contract Pool Principal Balance (End of Collection Period)                     $ 1,072,578,534.32
     c.    Total Principal Payment                                                        $   41,653,185.03
  3. GROSS COLLECTIONS
     a.    Scheduled Payments Received                                                    $   41,007,947.06
     b.    Liquidation Proceeds Allocated to Owner Trust                                  $    1,644,593.29
     c.    Required Payoff Amounts of Prepaid Contracts                                   $    4,753,824.73
     d.    Required Payoff Amounts of Purchased Contracts                                 $       59,609.57
     e.    Proceeds of Clean-up Call                                                      $            -
     f.    Investment Earnings on Collection Account and Note Distribution Account        $      265,720.14
     g.    Net Servicer Advances/(Recoveries)                                             $   (1,487,211.82)
     h.    Total Gross Collections (sum of (a) through (f))                               $   46,244,482.97
 4. DETERMINATION OF AVAILABLE FUNDS
     a.    Total Pledged Revenues                                                         $   46,244,482.97
     b.    Withdrawal from Cash Collateral Account                                        $    2,839,635.67
     c.    Total Available Funds                                                          $   49,084,118.64
 5. CLASS A-3 SWAP
     a.  Payment Details
         1.  Class A-3 Principal Amount                                                   $   36,411,839.80
         2.  Class A-3 Assumed Fixed Rate                                                            6.8360%
         3.  Class A-3 Assumed Fixed Rate Count (30/360)                                         0.083333333
         4.  Class A-3 Interest Rate (Libor + .30%)                                                  6.92000%
         5.  Class A-3 Interest Rate Day Count (Actual/360)                                      0.086111111
     b.  Net Payment Calculation
          1. Class A-3 Assumed Fixed Payment to Swap Provider                             $     3,692,340.21
          2. Class A-3 Interest Payment                                                   $     3,862,301.65
          3. Class A-3 Swap Payment From/(To) the Trust                                   $      (169,961.44)

  6. APPLICATION OF AVAILABLE FUNDS

     -------------------------------------------------------------------------------------------
                   ITEM                             AMOUNT           REMAINING AVAILABLE FUNDS
     -------------------------------------------------------------------------------------------
     a.    Total Available Funds                                                 49,084,118.64
     b.    Servicing Fee                           928,526.43                    48,155,592.21
     c.    Interest on Notes:
            i) Class A-1 Notes                           0.00                    48,155,592.21
           ii) Class A-2 Notes                           0.00                    48,155,592.21
           iii) Class A-3 Net Swap                (169,961.44)                   48,325,553.66
           iv) Class A-3 Notes                   3,862,301.65                    44,463,252.01
           v) Class A-4 Notes                    1,905,829.90                    42,557,422.12
           vi) Class A-5 Notes                     253,713.72                    42,303,708.40
           vii) Class B Notes                      109,413.55                    42,194,294.86
           viii) Class C Notes                     245,466.97                    41,948,827.89
           ix) Class D Notes                       295,642.82                    41,653,185.03
     d.    Principal of Notes
           i) Class A-1 Notes                            0.00                    41,653,185.03
           ii) Class A-2 Notes                           0.00                    41,653,185.03
           iii) Class A-3 Notes                 36,411,839.80                     5,241,345.23
           iv) Class A-4 Notes                           0.00                     5,241,345.23
           v) Class A-5 Notes                    1,353,728.51                     3,887,616.72
           vi) Class B Notes                       694,233.63                     3,193,383.09
           vii) Class C Notes                    1,527,255.68                     1,666,127.40
           viii) Class D Notes                   1,666,127.40                             0.00
     e.    Deposit to Cash
           Collateral Account                            0.00                             0.00
     f.    Amount to be applied in
           accordance with CCA                           0.00                             0.00
           Loan Agreement
     g     Balance, if any, to Equity                    0.00                             0.00
           Certificates


III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

  1. BALANCE RECONCILIATION

     ----------------------------------------------------------------------------------------
                                                                           NOVEMBER 20, 2000
                         ITEM                                                 PAYMENT DATE
     -----------------------------------------------------------------------------------------

     a.    Available Cash Collateral Amount (Beginning)                      64,509,704.38
     b.    Deposits to Cash Collateral Account                                    0.00
     c.    Withdrawals from Cash Collateral Account                           2,839,635.67
     d.    Releases of Cash Collateral Account Surplus                            0.00
           (Excess, if any of (a) plus (b) minus (c) over (f))
     e.    Available Cash Collateral Amount (End)                            61,670,068.71
           (Sum of (a) plus (b) minus (c) minus (d))
     f.    Requisite Cash Collateral Amount                                  70,790,183.27
     g.    Cash Collateral Account Shortfall                                  9,120,114.56
           (Excess, if any, of (f) over (e))
  2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
     a.    For any payment date on or prior to the
           August 2000 Payment Date  to,
           and including, the August 2000 Payment Date

           1) Initial Cash Collateral Amount                                 100,972,742.00
     b.    For any Payment Dates after the August 2000
           Payment Date until
            the Final Payment Date, the sum of
           1) 6.60% of the Contract Pool Principal Balance                   70,790,183.27
           2) The Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance less the
            Contract Pool Principal Balance                                       0.00
           3) Total ((1) plus (2))                                           70,790,183.27
     c.    Floor equal to the lesser of
            1) 1.25% of Cut-Off Date Contract Pool Principal
           Balance ($22,948,350); and                                        22,948,350.00
           2) the Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance                               1,072,578,534.32
     d.    Requisite Cash Collateral Amount                                  70,790,183.27
  3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
     a.    Interest Shortfalls                                                    0.00
     b.    Principal Deficiency Amount                                        2,839,635.67
     c.    Principal Payable at Stated Maturity Date of
           Class of Notes or Equity Certificates                                  0.00
     d.    Total Cash Collateral Account Withdrawals                          2,839,635.67


IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

    --------------------------------------------------------------------------------------------------
              DISTRIBUTION              CLASS A-1      CLASS A-2         CLASS A-3           CLASS A-4
                AMOUNTS                  NOTES           NOTES              NOTES              NOTES
    ---------------------------------------------------------------------------------------------------
    1. Interest Due                   $      -          $     -         $ 3,862,301.65     $ 1,905,829.90
    2. Interest Paid                  $      -          $     -         $ 3,862,301.65     $ 1,905,829.90
    3. Interest Shortfall             $      -          $     -         $         -        $          -
    ((1) minus (2))
    4. Principal Paid                 $      -          $     -         $36,411,839.80     $          -
    5. Total Distribution Amount      $      -          $     -         $40,274,141.45     $ 1,905,829.90
    ((2) plus (4))

    ------------------------------------------------------------------------------------------------------------------------
              DISTRIBUTION               CLASS A-5       CLASS B            CLASS C            CLASS D
                AMOUNTS                    NOTES          NOTES              NOTES              NOTES            TOTALS
    ------------------------------------------------------------------------------------------------------------------------
    1. Interest Due                   $   253,713.72    $ 109,413.55    $   245,466.97     $   295,642.82     $ 6,672,368.61
    2. Interest Paid                  $   253,713.72    $ 109,413.55    $   245,466.97     $   295,642.82     $ 6,672,368.61
    3. Interest Shortfall             $       -         $     -         $         -        $          -                $ -
    ((1) minus (2))
    4. Principal Paid                 $ 1,353,728.51    $ 694,233.63    $ 1,527,255.68     $ 1,666,127.40     $ 41,653,185.03
    5. Total Distribution Amount      $ 1,607,442.23    $ 803,647.19    $ 1,772,722.66     $ 1,961,770.22     $ 48,325,553.64
    ((2) plus (4))

V. INFORMATION REGARDING OTHER POOL CHARACTERISTICS


      ----------------------------------------------------------------------------------------
                                                       AS OF END OF            AS OF END OF
                   ITEM                                 OCTOBER-00             SEPTEMBER-00
                                                    COLLECTION PERIOD       COLLECTION PERIOD
      -----------------------------------------------------------------------------------------
  1.  ORIGINAL CONTRACT CHARACTERISTICS
      a.    Original Number of Contracts                  86,204                   N.A.
      b.    Cut-Off Date Contract Pool                1,835,868,028                N.A.
            Principal Balance
      c.    Original Weighted Average                     47.00                    N.A.
             Remaining Term
      d.    Weighted Average                              55.00                    N.A.
            Original Term
  2.  CURRENT CONTRACT CHARACTERISTICS
      a.    Number of Contracts                           71,649                  73,245
      b.    Average Contract                              14,970                  15,212
            Principal Balance
      c.    Weighted Average                               36.5                    37.1
             Remaining Term

VI. NEWCOURT EQUIPMENT TRUST SECURITIES 1999-1 PREPAYMENT SCHEDULE

    -------------------------------------------------------
    PAYMENT DATE                            SINCE ISSUE
      PERIOD                                    CPR
    --------------------------------------------------------
      0                 Aug-99
      1                 Sep-99                 7.696%
      2                 Oct-99                10.521%
      3                 Nov-99                 9.958%
      4                 Dec-99                 8.758%
      5                 Jan-00                 8.327%
      6                 Feb-00                 9.785%
      7                 Mar-00                 9.516%
      8                 Apr-00                 9.315%
      9                 May-00                 9.708%
     10                 Jun-00                 9.706%
     11                 Jul-00                 9.497%
     12                 Aug-00                11.356%
     13                 Sep-00                10.971%
     14                 Oct-00                11.260%
     15                 Nov-00                11.072%


VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

         This Certificate shall constitute the Servicer's Certificate as required by Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.

                                     AT&T CAPITAL CORPORATION

                                     Glenn Votek
                                     -----------
                                     Glenn Votek
                                     Executive Vice President, and Treasurer